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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 18, 2007

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                             Dynacq Healthcare, Inc.
             (Exact name of registrant as specified in its charter)

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          Nevada                         000-21574              76-0375477
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)


                       10304 Interstate 10 East, Suite 369
                              Houston, Texas 77029
              (Address of principal executive offices and zip code)


                                 (713) 378-2000
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.01.  Completion of Acquisition or Disposition of Assets

On December 18, 2007 Dynacq Healthcare, Inc. issued a press release announcing the consummation of the sale of the land, buildings and tangible assets of Vista Surgical Hospital of Baton Rouge, Louisiana to the State of Louisiana for gross proceeds of $17.6 million in cash. That press release is attached as Exhibit
99.1 to this Current Report on Form 8-K.


Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.       Description of Exhibit

99.1              Press Release of the Registrant dated December 18, 2007.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Dynacq Healthcare, Inc.

                                        By: /s/ Philip S. Chan
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                                            Philip S. Chan,
                                            Chief Financial Officer


Date: December 18, 2007